UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 8, 2017

CVB FINANCIAL CORP.

(Exact name of registrant as specified in its charter)

California	0-10140	95-3629339
(State or other jurisdiction of incorporation or organization)	(Commission file number)	(I.R.S. employer identification number)

701 North Haven Avenue, Ontario, California	91764
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (909) 980-4030

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A.2.):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On December 8, 2017, CVB Financial Corp. and its principal subsidiary, Citizens Business Bank (together, the “Company”), executed respective Amended and Restated Severance Compensation Agreements (the “Agreement”) that are effective January 1, 2018 with the following named executives of the Company: E. Allen Nicholson, Executive Vice President and Chief Financial Officer, David A. Brager, Executive Vice President and Sales Division Manager, David F. Farnsworth, Executive Vice President and Chief Credit Officer, David C. Harvey, Executive Vice President and Chief Operations Officer. Each of the Agreements sets forth the applicable compensation which the Company agrees it will pay to the named executive upon a Change in Control and subsequent termination of the named executive’s employment or resignation for good reason by the named executive.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

10.1	Amended and Restated Severance Compensation Agreement by and between E. Allen Nicholson and Citizens Business Bank, dated December 8, 2017.

10.2	Amended and Restated Severance Compensation Agreement by and between David A. Brager and Citizens Business Bank, dated December 8, 2017.

10.3	Amended and Restated Severance Compensation Agreement by and between David F. Farnsworth and Citizens Business Bank, dated December 8, 2017.

10.4	Amended and Restated Severance Compensation Agreement by and between David C. Harvey and Citizens Business Bank, dated December 8, 2017.

Exhibit Index

10.1	Amended and Restated Severance Compensation Agreement by and between E. Allen Nicholson and Citizens Business Bank, dated December 8, 2017.

10.2	Amended and Restated Severance Compensation Agreement by and between David A. Brager and Citizens Business Bank, dated December 8, 2017.

10.3	Amended and Restated Severance Compensation Agreement by and between David F. Farnsworth and Citizens Business Bank, dated December 8, 2017.

10.4	Amended and Restated Severance Compensation Agreement by and between David C. Harvey and Citizens Business Bank, dated December 8, 2017.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CVB FINANCIAL CORP.
(Registrant)

Date: December 11, 2017	By:	/s/ E. Allen Nicholson
E. Allen Nicholson
Executive Vice President and Chief Financial Officer